2016 Annual Meeting – May 12, 2016 Exhibit 99.1

PAGE DISCLAIMER Forward-Looking Statements This presentation contains forward-looking statements. Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “could,” “may,” “will,” “should,” “seeks,” “likely,” “intends,” “plans,” “pro forma,” “projects,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and that do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods that may be incorrect or imprecise and we may not be able to realize them. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: our limited operating history as an integrated company; business and economic conditions generally and in the bank and non-bank financial services industries, nationally and within our local market area; our ability to mitigate our risk exposures; our ability to maintain our historical earnings trends; risks related to the integration of acquired businesses (including our pending acquisition of ColoEast Bankshares, Inc.) and any future acquisitions; changes in management personnel; interest rate risk; concentration of our factoring services in the transportation industry; credit risk associated with our loan portfolio; lack of seasoning in our loan portfolio; deteriorating asset quality and higher loan charge-offs; time and effort necessary to resolve nonperforming assets; inaccuracy of the assumptions and estimates we make in establishing reserves for probable loan losses and other estimates; lack of liquidity; fluctuations in the fair value and liquidity of the securities we hold for sale; impairment of investment securities, goodwill, other intangible assets or deferred tax assets; risks related to our asset management business; our risk management strategies; environmental liability associated with our lending activities; increased competition in the bank and non-bank financial services industries, nationally, regionally or locally, which may adversely affect pricing and terms; the obligations associated with being a public company; the accuracy of our financial statements and related disclosures; material weaknesses in our internal control over financial reporting; system failures or failures to prevent breaches of our network security; the institution and outcome of litigation and other legal proceedings against us or to which we become subject; changes in carry-forwards of net operating losses; changes in federal tax law or policy; the impact of recent and future legislative and regulatory changes, including changes in banking, securities and tax laws and regulations, such as the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and their application by our regulators; governmental monetary and fiscal policies; changes in the scope and cost of the Federal Deposit Insurance Corporation insurance and other coverages; failure to receive regulatory approval for future acquisitions; increases in our capital requirements; and risk retention requirements under the Dodd-Frank Act. While forward-looking statements reflect our good-faith beliefs, they are not guarantees of future performance. All forward-looking statements are necessarily only estimates of future results. Accordingly, actual results may differ materially from those expressed in or contemplated by the particular forward-looking statement, and, therefore, you are cautioned not to place undue reliance on such statements. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” and the forward-looking statement disclosure contained in Triumph’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission on February 26, 2016. Non-GAAP Financial Measures This presentation includes certain non‐GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non‐GAAP financial measures to GAAP financial measures are provided at the end of the presentation. Numbers in this presentation may not sum due to rounding. Unless otherwise referenced, all data presented is as of 12/31/2015.

$28.4 million Net income to common stockholders LOANS 28.4% $286.0 million loan growth DEPOSITS 7.2% $83.7 million deposit growth ROAA 1.89% Return on average assets CLO ASSETS MANAGED $1.9 Billion 2015 HIGHLIGHTS PAGE $16.9 million Net income to common stockholders LOANS 14.2% $124.8 million loan growth DEPOSITS 11.5% $120.4 million deposit growth ROAA 1.46% Return on average assets CLO ASSETS MANAGED $789 Million 2014 2015

Review Our 2015 Goals

STRATEGIC ACQUISITIONS

Goal: Replicate acquisition similar to Triumph Community Bank to improve our funding and efficiency

Nothing announced in 2015

Subsequently, announced in Q1 2016, ColoEast Bankshares, Inc.

- $759 million in assets as of 12/31/2015 with the transaction valued between $69-$70 million
- Projected to be accretive to earnings, with a < 3.5 year recovery of TBV dilution

IMPROVE EFFICIENCY

Goal: Improve our operating efficiency

- Improved year over year net overhead ratio by 19 basis points
- Merged Triumph Savings Bank and Triumph Community Bank into a single charter, with both banks converting onto a single core platform and general ledger

OPPORTUNISTIC ACQUISITIONS

Goal: To take advantage of market inefficiencies to produce immediate gains and long-term benefits

Doral Money, Inc.

- Acquired Doral Money, Inc. in a deal with the FDIC
- Created a $15.1 million bargain purchase gain
- Acquired the management contracts to two additional CLOs with managed assets of approximately $700 million

GROW ORGANICALLY

Goal: Grow our core businesses organically

- Grew commercial finance by $145.6 million
- Grew community banking and other lending by $140.4 million

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TRIUMPH
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HOW WE GO TO MARKET PAGE Commercial Finance Community Banking Asset Management Factoring Asset Based Lending & Equipment Finance Asset Based Lending

Community Banking PAGE

Community Banking 12/31/2015 Real estate Commercial Real Estate $291.8 Construction, Land & Development $43.9 1-4 Family Residential $78.2 Farmland $33.6 Commercial $189.5 Consumer $13.1 Mortgage Warehouse$120.9 Our goal is to be the dominant bank in our Midwestern markets We made progress by growing deposits $83.7 million or 7.2% Our strategy is to serve entire communities – working class families, small business owners and major manufacturers. Pie chart data labels – dollars in millions PAGE

Community Banking Deploys excess capital to expand community banking platform and support future commercial finance growth Stable, low-cost deposit franchise for a reasonable price(1) Leverages our experience integrating and managing an out-of-market community bank franchise Projected to be accretive to earnings, <3.5 year recovery of TBV dilution, 1.30X TBV at YE 2015, 26% accretive to 2017E earnings(2) PAGE Based in Lamar, Colorado Intended acquisition announced March 7, 2016 16 branches, 1 LPO in Colorado 2 branches in western Kansas $69 -$70 million transaction value 100% cash consideration Target close in Q3 2016 (1) Assumes consideration of $69 million based on maximum NPAs of $9.3 million at close, (2) Projected accretion based on median analyst EPS estimates per SNL TRANSACTION RATIONALE: ASSETS $759 million $453 million in loans yielding 5.6% DEPOSITS $664 million 30 bps cost of deposits 68% deposits trans/MMDA/savings COLOEAST BANKSHARES, Inc.

Commercial Finance PAGE

Commercial Finance 12/31/2015 Our goal is to become a market leader for financial services to small businesses and the lower end of the middle market. Equipment finance growth: $42.6 million (40.1%) Asset based lending growth: $67.2 million (76.2%) Factoring growth: $34.2 million (18.9%) Pie chart data labels – dollars in millions Healthcare asset $80.2 based lending Equipment Finance$149.0 Factored receivables $215.1 asset based lending $75.1 PAGE Premium Finance $1.6

Asset Management PAGE

Asset Management *Asset management fees include a performance fee of $258,000, that was payable on the first payment date of Trinitas II ** Fee Basis Managed CLO Assets include only managed assets generating fees. Warehoused CLO balances are excluded. Credit-focused institutional asset manager and a registered investment advisor with $1.9 billion of managed CLO assets 2013 2014 2015 Triumph Capital Advisors Launched: February, 2013 On March 3rd, 2015, TCA acquired Doral Money, Inc. Trinitas CLO I, Ltd. Priced March 28th, 2014 Closed May 1st, 2014 Trinitas CLO II, Ltd. Priced June 20th, 2014 Closed August 4th, 2014 PAGE Trinitas CLO III, Ltd. Priced May 5th, 2015 Closed June 9th, 2015 To be named: Warehouse V formed September 21, 2015 To be named: Warehouse IV formed July 22, 2015

Stock Performance vs. Competitors PAGE Triumph stock returned 17.3% over the 16 month period and outperformed the BKX and CBNK by 24.2% and 12.3%, respectively over the same period.

Where We Go From Here PAGE Return on Average Assets (“ROAA”) 2015 Unadjusted: 1.89% Adjusted: 0.98% Goal: 1.50% Net Overhead Ratio Net Interest Income to Total Assets Credit Costs Pre-Provision Net Revenue Taxes Note: The sum of the component amounts may not equal the total amounts due to rounding. Reconciliations of non-GAAP financial measures can be found at the end of the presentation. 2015 Unadjusted: 5.89% Adjusted: 5.89% Goal: 5.50% 2015 Unadjusted: 3.16% Adjusted: 4.03% Goal: 2.80% 2015 Unadjusted: 2.74% Adjusted: 1.86% Goal: 2.70% 2015 Unadjusted: 0.29% Adjusted: 0.29% Goal: 0.34% 2015 Unadjusted: 0.55% Adjusted: 0.59% Goal: 0.86%

2016 Goals

ACQUISITIONS

Goal: Identify additional acquisition targets

- Similar profile to TCB and ColoEast
- Strong presence in secondary / rural markets
- Reasonable price
- Infill acquisitions or investments > $500mm in new markets
- Whole banks or branches

LENDING

Goal: Continue profitable growth

- Continue to gain market share in commercial finance division
- Grow outstanding balances in commercial finance units by 25%+
- Maintain credit quality

FULL INTEGRATION

Goal: Exit 2016 operating efficiently as a unified bank

- Complete the integration of TBK and ColoEast technology platforms and fully integrate Colorado branches into our model
- Minimize disruption to ColoEast customers
- Capture efficiencies in process and procedures

FINANCIAL PERFORMANCE

Goal: Continue to improve our net overhead ratio

- Capture efficiencies in operations and expected savings
- Monitor and actively manage expense growth throughout the enterprise
- Right-size the capital structure of TBK Bank and the holding company

TRIUMPH

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Delivering Value to Communities in 2015 Sent 12 team members to El Salvador to drill a clean water well for the village of Santa Rosa Provided and delivered 100 school supply kits to children in need around Dallas Provided and delivered Christmas presents to approximately 90 children around Dallas Multiple days spent volunteering at Portland Food Bank Taught financial literacy classes to children around Bettendorf through Junior Achievement Triumph team members help organize and participate in cleaning Mississippi waterways through Living Lands & Waters Prepared current inmates for life after prison with an integrity selling class through Prison Entrepreneurship Program Support the human rights agency International Justice Mission PAGE

NON-GAAP FINANCIAL RECONCILIATION PAGE Non-GAAP Reconciliation Unadjusted Adjusted Unadjusted Adjusted (Dollars in thousands) As of and for the year ended December 31, 2015 As of and for the year ended December 31, 2015 (Dollars in thousands) As of and for the year ended December 31, 2015 As of and for the year ended December 31, 2015 Net Interest Income to Average Total Assets: Credit Costs to Average Total Assets: Net Interest Income $90,651 $90,651 Provision for Loan Losses $4,528.6317099999997 $4,528.6317099999997 Average Total Assets 1537856.16192271 1537856.16192271 Average Total Assets 1,537,856.16192271 1,537,856.16192271 Net Interest Income to Average Assets 5.8946345077333678E-2 5.8946345077333678E-2 Credit Costs to Average Assets 2.9447693627849187E-3 2.9447693627849187E-3 Net Noninterest Expense to Average Total Assets: Taxes to Average Total Assets: Total Noninterest Expense $81,865 $81,865 Income Tax Expense $8,420.5420799999993 $8,420.5420799999993 Less: Merger and Acquisition Expenses, Pre-tax 0 243 Add: Tax Effect of Merger and Acquisition Expenses 0 85 Less: Incremental Bonus Related to Acquisition, Pre-tax 0 1,750 Add: Tax Effect of Incremental Bonus related to Acquisition 0 612 Adjusted Noninterest Expense $81,865 $79,872 Less: Tax Effect of Escrow Recovery from DHF 0 105 Total Noninterest Income 33,297 33,297 Adjusted Tax Expense 8,420.5420799999993 9,012.5420799999993 Less: Bargain Purchase Gain 0 15,117 Average Total Assets 1,537,856.16192271 1,537,856.16192271 Less: Escrow Recovery from DHF, Pre-tax 0 300 Taxes to Average Assets 5.4755069352339083E-3 5.8604584116189627E-3 Adjusted Noninterest Income 33,297 17,880 Net Noninterest Expense 48,568 61,992 Return on Average Total Assets: Average Total Assets $1,537,856.16192271 $1,537,856.16192271 Net Interest Income to Average Assets 5.8946345077333678E-2 5.8946345077333678E-2 Net Noninterest Expense to Average Assets Ratio 3.1581627204508966E-2 4.0310662033888972E-2 Less: Net Noninterest Expense to Average Assets Ratio 3.1581627204508966E-2 4.0310662033888972E-2 Pre-Provision Net Revenue to Average Assets 2.7364717872824712E-2 1.8635683043444706E-2 Pre-Provision Net Revenue to Average Total Assets: Less: Credit Costs to Average Assets 2.9447693627849187E-3 2.9447693627849187E-3 Net Interest Income $90,651 $90,651 Less: Taxes to Average Assets 5.4755069352339083E-3 5.8604584116189627E-3 Less: Net Noninterest Expense 48,568 61,992 Return on Average Assets 1.8944441574805883E-2 9.8304552690408227E-3 Pre-Provision Net Revenue 42,083 28,659 Average Total Assets $1,537,856.16192271 $1,537,856.16192271 Pre-Provision Net Revenue to Average Assets 2.7364717872824715E-2 1.8635683043444703E-2 Less: bargain purchase gain #REF! Less: escrow recovery from DHF, pre-tax 300 Adjusted operating revenue #REF! Total noninterest expenses #REF! Less: merger and acquisition expenses, pre-tax 243 Less: incremental bonus related to acquisition, pre-tax 1,750 Adjusted noninterest expenses #REF! Efficiency ratio #REF! Net noninterest expense to average assets ratio: Total noninterest expenses #REF! Less: merger and acquisition expenses 243 Less: incremental bonus related to acquisition, pre-tax 1,750 Adjusted noninterest expense #REF! Total noninterest income #REF! Less: gain on branch sale #REF! Less: bargain purchase gain #REF! Less: escrow recovery from DHF, pre-tax 300 Adjusted noninterest income #REF! Adjusted net noninterest expenses #REF! Average Total Assets 1,537,856 Net noninterest expense to average assets ratio #REF! Checks #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF!

NON-GAAP FINANCIAL RECONCILIATION PAGE Non-GAAP Reconciliation Unadjusted Adjusted Unadjusted Adjusted (Dollars in thousands) As of and for the year ended December 31, 2015 As of and for the year ended December 31, 2015 (Dollars in thousands) As of and for the year ended December 31, 2015 As of and for the year ended December 31, 2015 Net Interest Income to Average Total Assets: Credit Costs to Average Total Assets: Net Interest Income $90,651 $90,651 Provision for Loan Losses $4,528.6317099999997 $4,528.6317099999997 Average Total Assets 1537856.16192271 1537856.16192271 Average Total Assets 1,537,856.16192271 1,537,856.16192271 Net Interest Income to Average Assets 5.8946345077333678E-2 5.8946345077333678E-2 Credit Costs to Average Assets 2.9447693627849187E-3 2.9447693627849187E-3 Net Noninterest Expense to Average Total Assets: Taxes to Average Total Assets: Total Noninterest Expense $81,865 $81,865 Income Tax Expense $8,420.5420799999993 $8,420.5420799999993 Less: Merger and Acquisition Expenses, Pre-tax 0 243 Add: Tax Effect of Merger and Acquisition Expenses 0 85 Less: Incremental Bonus Related to Acquisition, Pre-tax 0 1,750 Add: Tax Effect of Incremental Bonus related to Acquisition 0 612 Adjusted Noninterest Expense $81,865 $79,872 Less: Tax Effect of Escrow Recovery from DHF 0 105 Total Noninterest Income 33,297 33,297 Adjusted Tax Expense 8,420.5420799999993 9,012.5420799999993 Less: Bargain Purchase Gain 0 15,117 Average Total Assets 1,537,856.16192271 1,537,856.16192271 Less: Escrow Recovery from DHF, Pre-tax 0 300 Taxes to Average Assets 5.4755069352339083E-3 5.8604584116189627E-3 Adjusted Noninterest Income 33,297 17,880 Net Noninterest Expense 48,568 61,992 Return on Average Total Assets: Average Total Assets $1,537,856.16192271 $1,537,856.16192271 Net Interest Income to Average Assets 5.8946345077333678E-2 5.8946345077333678E-2 Net Noninterest Expense to Average Assets Ratio 3.1581627204508966E-2 4.0310662033888972E-2 Less: Net Noninterest Expense to Average Assets Ratio 3.1581627204508966E-2 4.0310662033888972E-2 Pre-Provision Net Revenue to Average Assets 2.7364717872824712E-2 1.8635683043444706E-2 Pre-Provision Net Revenue to Average Total Assets: Less: Credit Costs to Average Assets 2.9447693627849187E-3 2.9447693627849187E-3 Net Interest Income $90,651 $90,651 Less: Taxes to Average Assets 5.4755069352339083E-3 5.8604584116189627E-3 Less: Net Noninterest Expense 48,568 61,992 Return on Average Assets 1.8944441574805883E-2 9.8304552690408227E-3 Pre-Provision Net Revenue 42,083 28,659 Average Total Assets $1,537,856.16192271 $1,537,856.16192271 Pre-Provision Net Revenue to Average Assets 2.7364717872824715E-2 1.8635683043444703E-2 Less: bargain purchase gain #REF! Less: escrow recovery from DHF, pre-tax 300 Adjusted operating revenue #REF! Total noninterest expenses #REF! Less: merger and acquisition expenses, pre-tax 243 Less: incremental bonus related to acquisition, pre-tax 1,750 Adjusted noninterest expenses #REF! Efficiency ratio #REF! Net noninterest expense to average assets ratio: Total noninterest expenses #REF! Less: merger and acquisition expenses 243 Less: incremental bonus related to acquisition, pre-tax 1,750 Adjusted noninterest expense #REF! Total noninterest income #REF! Less: gain on branch sale #REF! Less: bargain purchase gain #REF! Less: escrow recovery from DHF, pre-tax 300 Adjusted noninterest income #REF! Adjusted net noninterest expenses #REF! Average Total Assets 1,537,856 Net noninterest expense to average assets ratio #REF! Checks #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF!

2016 Annual Meeting – May 12, 2016